UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

ALPHA NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Alpha Place, P.O. Box 2345,

Abingdon, VA 24212

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background

On June 1, 2011, pursuant to the terms of the previously announced Agreement and Plan of Merger dated as of January 28, 2011, Mountain Merger Sub, Inc. (“Mountain Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Alpha Natural Resources, Inc., a Delaware corporation (“Alpha”), completed its merger (the “Merger”) with and into Massey Energy Company, a Delaware corporation (“Massey”), with Massey continuing as the surviving corporation and a wholly owned subsidiary of Alpha.

Item 1.01 Entry into a Material Definitive Agreement

Guarantee and Collateral Agreement

As previously reported, on May 19, 2011, in connection with the Merger, Alpha entered into a Third Amended and Restated Credit Agreement (the “New Credit Agreement”) with Citicorp North America, Inc., as administrative agent and as collateral agent, Bank of America, N.A., JPMorgan Chase Bank, N.A., PNC Bank, National Association, The Royal Bank of Scotland plc and Union Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-documentation agents, Morgan Stanley Senior Funding, Inc., as sole syndication agent, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc., as joint lead arrangers and joint book managers, and various other financial institutions, as lenders.

In connection with the New Credit Agreement, certain of Alpha’s wholly owned domestic subsidiaries, including Massey and certain of Massey’s wholly owned domestic subsidiaries (collectively, the “Guarantors”), entered into an Amended and Restated Guarantee and Collateral Agreement dated as of June 1, 2011 (the “Guarantee and Collateral Agreement”), pursuant to which all obligations under the New Credit Agreement are unconditionally guaranteed by the Guarantors, and all obligations under the New Credit Agreement, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all of Alpha’s assets and the assets of the Guarantors, including, in each case subject to customary exceptions and exclusions:

•

a first-priority pledge of all the equity interests owned by Alpha and the Guarantors (other than equity interests pledged to secure indebtedness incurred or assumed in connection with the acquisition of certain restricted subsidiaries); provided that, in no event shall more than 65% of the issued and outstanding voting equity interests of any foreign subsidiary be pledged, and

•

a first-priority security interest in substantially all of Alpha’s and the Guarantors’ other tangible and intangible assets, including accounts (other than certain receivable assets), inventory, equipment, investment property, contract rights, intellectual property and proceeds of the foregoing; provided that, in no event shall any security interests be granted in any Excluded Assets (as defined in the New Credit Agreement).

Additionally, the obligations under the New Credit Agreement, and the guarantees of those obligations, are secured by certain real property of Alpha and the Guarantors.

This description of the Guarantee and Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the Guarantee and Collateral Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

New Notes Indenture and the New Senior Notes

On June 1, 2011, Alpha, the Guarantors and Union Bank, N.A., as trustee, entered into an indenture (the “Base Indenture”) and a first supplemental indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “New Notes Indenture”) governing Alpha’s newly issued 6% Senior Notes due 2019 (the “2019 Notes”) and 6.25% Senior Notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “New Senior Notes”).

The 2019 Notes bear interest at a rate of 6% per annum, payable semi-annually on June 1 and December 1 of each year, beginning on December 1, 2011, and will mature on June 1, 2019. The 2021 Notes bear interest at a rate of 6.25% per annum, payable semi-annually on June 1 and December 1 of each year, beginning on December 1, 2011, and will mature on June 1, 2021.

The New Senior Notes are Alpha’s senior unsecured obligations, ranking senior in right of payment to all of Alpha’s future debt that is subordinated in right of payment to the New Senior Notes and ranking equally in right of payment with all of Alpha’s existing and future debt that is not subordinated in right of payment to the New Senior Notes. Each Guarantor’s guarantee of the New Senior Notes is an unsecured obligation of that Guarantor, ranking senior in right of payment to all of that Guarantor’s future debt that is subordinated in right of payment to that Guarantor’s guarantee and ranking equally in right of payment with all of that Guarantor’s existing and future debt that is not subordinated in right of payment to that Guarantor’s guarantee. The New Senior Notes are effectively junior to all of Alpha’s and the Guarantors’ secured debt to the extent of the value of the collateral securing that debt. The New Senior Notes are also subordinated to all existing and future liabilities of Alpha’s non-guarantor subsidiaries, including trade payables and lease obligations.

Alpha may redeem the 2019 Notes, in whole or in part, at any time prior to June 1, 2014, at a price equal to 100.000% of the aggregate principal amount of the 2019 Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Alpha may redeem the 2019 Notes, in whole or in part, at any time during the twelve months commencing June 1, 2014, at 103.000% of the aggregate principal amount of the 2019 Notes, at any time during the twelve months commencing June 1, 2015, at 101.500% of the aggregate principal amount of the 2019 Notes, and at any time after June 1, 2016, at 100.000% of the aggregate principal amount of the 2019 Notes, in each case plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, Alpha may redeem up to 35% of the aggregate principal amount of the 2019 Notes with the net cash proceeds from certain equity offerings, at any time prior to June 1, 2014, at a redemption price equal to 106.000% of the aggregate principal amount of the 2019 Notes, plus accrued and unpaid interest, if any, to, but not including the applicable redemption date, if at least 65% of the aggregate principal amount of the 2019 notes originally issued under the New Notes Indenture remains outstanding after the redemption and the redemption occurs within 180 days of the date of the closing of such equity offering.

Alpha may redeem the 2021 Notes, in whole or in part, at any time prior to June 1, 2016, at a price equal to 100.000% of the aggregate principal amount of the 2021 Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. Alpha may redeem the 2021 Notes, in whole or in part, at any time during the twelve months commencing June 1, 2016, at 103.125% of the aggregate principal amount of the 2021 Notes, at any time during the twelve months commencing June 1, 2017, at 102.083% of the aggregate principal amount of the 2021 Notes, at any time during the twelve months commencing June 1, 2018, at 101.042% of the aggregate principal amount of the 2021 Notes, and at any time after June 1, 2019, at 100.000% of the aggregate principal amount of the 2021 Notes, in each case plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, Alpha may redeem up to 35% of the aggregate principal amount of the 2021 Notes with the net cash proceeds from certain equity offerings, at any time prior to June 1, 2016, at a redemption price equal to 106.250% of the aggregate principal amount of the 2021 Notes, plus accrued and unpaid interest, if any, to, but not including the applicable redemption date if at least 65% of the aggregate principal amount of the 2021 notes originally issued under the New Notes Indenture remains outstanding after the redemption and the redemption occurs within 180 days of the date of the closing of such equity offering.

Upon the occurrence of a change of control repurchase event with respect to either series of New Senior Notes, unless Alpha has exercised its right to redeem those New Senior Notes, Alpha will be required to offer to repurchase each holder’s New Senior Notes of such series at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The New Notes Indenture contains covenants that limit, among other things, Alpha’s ability to:

•	incur, or permit its subsidiaries to incur, additional debt;

•	issue, or permit its subsidiaries to issue, certain types of stock;

•	pay dividends on Alpha’s or its subsidiaries’ capital stock or repurchase our capital stock;

•	make certain investments;

•	enter into certain types of transactions with affiliates;

•	incur liens on certain assets to secure debt;

•	limit dividends or other payments by its restricted subsidiaries to Alpha and its other restricted subsidiaries;

•	consolidate, merge or sell all or substantially all of its assets; and

•	make certain payments on Alpha’s or its subsidiaries’ subordinated debt.

These covenants are subject to a number of important qualifications and exceptions. These covenants may not apply at any time after the New Senior Notes are assigned a credit grade rating of at least BB+ (stable) from Standard & Poor’s Ratings Services and of at least Ba1 (stable) from Moody’s Investor Service, Inc.

On June 1, 2011, in connection with the Merger, Alpha, the Guarantors, Massey, certain wholly owned subsidiaries of Massey and Union Bank, N.A., as trustee, entered into a supplemental indenture (the “Second Supplemental Indenture”) to the New Notes Indenture pursuant to which Massey and certain wholly owned subsidiaries of Massey agreed to guarantee the New Senior Notes.

This description of the New Notes Indenture and the New Senior Notes does not purport to be complete and is qualified in its entirety by reference to the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.5, respectively, and are incorporated herein by reference.

Massey Convertible Notes Supplemental Indenture

On June 1, 2011, in connection with the Merger, Alpha, Massey, certain wholly owned subsidiaries of Massey and Wilmington Trust Company, as trustee, entered into a Sixth Supplemental Indenture (the “Massey Convertible Notes Sixth Supplemental Indenture”) to that certain Senior Indenture (the “Massey Convertible Notes Base Indenture”), dated as of August 12, 2008, as supplemented by that First Supplemental Indenture (the “Massey Convertible Notes First Supplemental Indenture”), dated as of August 12, 2008, as further supplemented by that Second Supplemental Indenture (the “Massey Convertible Notes Second Supplemental Indenture”), dated as of July 20, 2009, as further supplemented by that Third Supplemental Indenture (the “Massey Convertible Notes Third Supplemental Indenture”), dated as of August 28, 2009, as further supplemented by that Fourth Supplemental Indenture (the “Massey Convertible Notes Fourth Supplemental Indenture”), dated as of April 30, 2010, and as further supplemented by that Fifth Supplemental Indenture (the “Massey Convertible Notes Fifth Supplemental Indenture”) dated as of June 29, 2010 (collectively, the “Massey Convertible Notes Indenture”), which governs the terms of Massey’s outstanding 3.25% Convertible Notes (the “Massey Convertible Notes”), pursuant to which Alpha, among other things:

•	agreed to provide a guarantee of the Massey Convertible Notes; and

•	agreed to adjust the conversion rights in connection with the Merger such that Massey Convertible Notes will be henceforth convertible into a combination of common stock of Alpha and cash.

The information set forth in Item 2.04 of this Current Report on Form 8-K regarding the Massey Convertible Notes is incorporated herein by reference. This description of the Massey Convertible Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Massey Convertible Notes Base Indenture, the Massey Convertible Notes First Supplemental Indenture, the Massey Convertible Notes Second Supplemental Indenture, the Massey Convertible Notes Third Supplemental Indenture, the Massey Convertible Notes Fourth Supplemental Indenture, the Massey Convertible Notes Fifth Supplemental Indenture and the Massey Convertible Notes Sixth Supplemental Indenture which are attached to this Current Report on Form 8-K as Exhibits 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As of the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.625, of Massey (other than any shares owned by (i) Alpha, Massey or any of their respective subsidiaries (which will be canceled) or (ii) any stockholders who properly exercised and perfected appraisal rights under Delaware law, if any) was converted into the right to receive $10.00 in cash and 1.025 shares of common stock, par value $0.01, of Alpha. No fractional shares of Alpha common stock will be issued in the Merger, and Massey’s former stockholders will receive cash in lieu of fractional shares, if any, of Alpha common stock. The sources of funds used in connection with the Merger include cash and cash equivalents on hand, the term loan A facility under Alpha’s New Credit Agreement and proceeds from the New Senior Notes offering.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this report as Exhibit 2.1 and incorporated herein by reference, and to the description of the Merger Agreement contained in the Current Report on Form 8-K filed by Alpha on January 31, 2011. A copy of the press release announcing the completion of the Merger is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Third Amended and Restated Credit Agreement

As previously reported, on May 19, 2011, Alpha entered into the New Credit Agreement. On June 1, 2011, in connection with the Merger and the New Credit Agreement, certain conditions precedent were satisfied and Alpha borrowed approximately $600 million pursuant to the term loan A facility under the New Credit Agreement, of which a portion was used by Alpha to repay the outstanding term loan A in the amount of $[ ] under Alpha’s Second Amended and Restated Credit Agreement.

Massey Convertible Notes

The information set forth in Items 1.01 and 2.04 of this Current Report on Form 8-K regarding the Massey Convertible Notes is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Massey Convertible Notes

As described above, on June 1, 2011, in connection with the Merger, Alpha became a guarantor under the Massey Convertible Notes Indenture. Pursuant to this indenture, as a result of the Merger:

•	the Massey Convertible Notes became convertible on May 2, 2011 and will remain convertible through a period ending no sooner than July 2, 2011 and no later than August 3, 2011;

•

at the Effective Time, a previously deferred adjustment will be applied to the Conversion Rate applicable to the Massey Convertible Notes (the “Conversion Rate”), resulting in a Conversion Rate of 11.4560 (before giving effect to any “Make-Whole Premium”);

•

from the Effective Time through a period ending no sooner than July 21, 2011 and no later than July 29, 2011, holders that convert Massey Convertible Notes will be entitled to receive an increased Conversion Rate including a “Make-Whole Premium”, resulting in an adjusted Conversion Rate of 16.2349;

•

from and after the Effective Time, the consideration deliverable upon conversion of a Massey Convertible Note will cease to be based upon Massey shares and will instead be based upon the “Reference Property” that has replaced the Massey shares (1.025 shares of Alpha common stock plus $10.00 per share of Massey common stock);

•

as a result of the changes described above, the consideration delivered upon any conversion of $1,000 principal amount of Massey Convertible Notes will be based upon 16.6408 shares of Alpha common stock and $162.35, taking the “Make-Whole Premium” into account, or 11.7424 shares of alpha common stock and $114.56, without taking the “Make-Whole Premium” into account; and

•

from the date that notice is sent to the holders, which will be no sooner than the Effective Time and no later than June 29, through the period ending no sooner than June 21, 2011 and no later than August 3, 2011 (the “Repurchase Date”), holders will have the right to require Massey to repurchase any outstanding Massey Convertible Notes at a purchase price of 100% of the aggregate principal amount of the Massey Convertible Notes repurchased, plus accrued and unpaid interest, if any, to but excluding the Repurchase Date.

This description of the Massey Convertible Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the Massey Convertible Notes Base Indenture, the Massey Convertible Notes First Supplemental Indenture, the Massey Convertible Notes Second Supplemental Indenture, the Massey Convertible Notes Third Supplemental Indenture, the Massey Convertible Notes Fourth Supplemental Indenture, the Massey Convertible Notes Fifth Supplemental Indenture and the Massey Convertible Notes Sixth Supplemental Indenture which are attached to this Current Report on Form 8-K as Exhibits 4.6, 4.7, 4.8, 4.9, 4.10, 4.11 and 4.12, respectively, and are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K regarding the amendment to Alpha’s Certificate of Incorporation is incorporated herein by reference.

The New Notes Indenture contains covenants that limit, among other things, Alpha’s ability to pay dividends on Alpha’s or its subsidiaries’ capital stock or repurchase its capital stock, subject to certain exceptions. For more information, see the First Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

The New Credit Agreement also contains similar covenants that limit, among other things, Alpha’s ability to pay dividends on Alpha’s or its subsidiaries’ capital stock or repurchase its capital stock, subject to certain exceptions. The covenants in the New Credit Agreement became effective on June 1, 2011, upon the satisfaction of certain conditions precedent, including the consummation of the Merger. For more information, see the New Credit Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.13 and is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger Agreement and as approved by our stockholders on June 1, 2011, Alpha filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation to provide for an increase in the number of shares of Alpha stock from 210,000,000 shares (divided into 200,000,000 shares of common stock of par value $0.01 per share and 10,000,000 shares of preferred stock, par value $0.01 per share) to 410,000,000 shares (divided into 400,000,000 shares of common stock of par value $0.01 per share and 10,000,000 shares of preferred stock, par value $0.01 per share). This amendment reflects the change contemplated by the Merger Agreement.

Our Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached to this current report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 1, 2011, Alpha issued a press release announcing the completion of its offering of the New Senior Notes and its cash tender offer for any and all of Massey’s outstanding 6.875% Senior Notes due 2013. A copy of the press release is filed as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

Alpha has previously filed the historical consolidated financial statements of Massey and Cumberland Resources Corporation, which was acquired by Massey on April 19, 2010, and pro forma financial information reflecting the impact of the Merger required pursuant to this Item. See Alpha’s Current Report on Form 8-K, filed on March 28, 2011, and Alpha’s Current Report on Form 8-K, filed on May 16, 2011.

(d) Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission, Alpha has filed certain agreements as exhibits to this Current Report on Form 8-K. These agreements may contain representations and warranties by the parties. These representations and warranties have been made solely for the benefit of the other party or parties to such agreements and (i) may been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in Alpha’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply materiality standards different from what may be viewed as material to investors. Accordingly, these representations and warranties may not describe Alpha’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 28, 2011, by and among Alpha Natural Resources, Inc., Mountain Merger Sub, Inc. and Massey Energy Company (incorporated by reference to Exhibit 2.1 of Alpha’s Current Report on Form 8-K filed on January 31, 2011).

3.1	Amended and Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (incorporated by reference to Exhibit 3.1 to Alpha’s Current Report on Form 8-K filed on August 5, 2009).

3.2*	Certificate of Amendment of the Restated Certificate of Incorporation of Alpha Natural Resources, Inc.

4.1*	Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.2*	First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.3*	Form of 2019 Note (included in Exhibit 4.2).

4.4*	Form of 2021 Note (included in Exhibit 4.2).

4.5*	Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.6*	Senior Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.7*	First Supplemental Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.8*	Second Supplemental Indenture, dated as of July 20, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.9*	Third Supplemental Indenture, dated as of August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.10*	Fourth Supplemental Indenture, dated as of April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.11*	Fifth Supplemental Indenture, dated as of June 29, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.12*	Sixth Supplemental Indenture dated as of June 1, 2011, among Alpha Natural Resources, Inc., Massey Energy Company, the Guarantors named therein and Wilmington Trust Company, as Trustee.

4.13	Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha, the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers (incorporated by reference to Exhibit 10.1 of Alpha’s Current Report on Form 8-K filed on May 20, 2011).

5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP, dated as of June 1, 2011.

10.1*	Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2011, made by each of the Guarantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the New Credit Agreement.

23.1*	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

99.1*	Press Release dated June 1, 2011.

99.2*	Press Release dated June 1, 2011.

99.3*	Press Release dated June 1, 2011.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

June 1, 2011	By:	/s/ VAUGHN R. GROVES
		Name:	Vaughn R. Groves
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 28, 2011, by and among Alpha Natural Resources, Inc., Mountain Merger Sub, Inc. and Massey Energy Company (incorporated by reference to Exhibit 2.1 of Alpha’s Current Report on Form 8-K filed on January 31, 2011).

3.1	Amended and Restated Certificate of Incorporation of Alpha Natural Resources, Inc. (incorporated by reference to Exhibit 3.1 to Alpha’s Current Report on Form 8-K filed on August 5, 2009).

3.2*	Certificate of Amendment of the Restated Certificate of Incorporation of Alpha Natural Resources, Inc.

4.1*	Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.2*	First Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee

4.3*	Form of 2019 Note (included in Exhibit 4.2).

4.4*	Form of 2021 Note (included in Exhibit 4.2).

4.5*	Second Supplemental Indenture, dated as of June 1, 2011, among Alpha Natural Resources, Inc., the Guarantors named therein and Union Bank, N.A., as trustee.

4.6*	Senior Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.7*	First Supplemental Indenture, dated as of August 12, 2008, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.8*	Second Supplemental Indenture, dated as of July 20, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.9*	Third Supplemental Indenture, dated as of August 28, 2009, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.10*	Fourth Supplemental Indenture, dated as of April 30, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.11*	Fifth Supplemental Indenture, dated as of June 29, 2010, by and among Massey Energy Company, subsidiaries of Massey Energy Company, as Guarantors, and Wilmington Trust Company, as Trustee.

4.12*	Sixth Supplemental Indenture dated as of June 1, 2011, among Alpha Natural Resources, Inc., Massey Energy Company, the Guarantors named therein and Wilmington Trust Company, as Trustee.

4.13	Third Amended and Restated Credit Agreement, dated as of May 19, 2011, by and among Alpha, the lenders party thereto, the issuing banks party thereto, Citicorp North America, Inc. as administrative and collateral agent and Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book managers (incorporated by reference to Exhibit 10.1 of Alpha’s Current Report on Form 8-K filed on May 20, 2011).

5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP, dated as of June 1, 2011.

10.1*	Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2011, made by each of the Guarantors as defined therein, in favor of Citicorp North America, Inc., as administrative agent and as collateral agent for the banks and other financial institutions or entities from time to time parties to the New Credit Agreement.

23.1*	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

99.1*	Press Release dated June 1, 2011.

99.2*	Press Release dated June 1, 2011.

99.3*	Press Release dated June 1, 2011.

*	Filed herewith.